ALLIANCEBERNSTEIN BOND FUND, INC.

-AllianceBernstein Bond Inflation Strategy (“Bond Inflation Strategy”)

-AllianceBernstein Municipal Bond Inflation Strategy (“Municipal Bond Inflation Strategy”)

-AllianceBernstein Real Asset Strategy (“Real Asset Strategy”)

Supplement dated March 8, 2012 to the Prospectus and Summary Prospectuses dated January 31, 2012 for the Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy (each a “Strategy” and collectively the “Strategies”) offering Class A, Class C and Advisor Class shares; to the Prospectus and Summary Prospectuses dated January 31, 2012 for Bond Inflation Strategy and Real Asset Strategy offering Class A, Class R, Class K and Class I shares and to the Prospectuses and Summary Prospectuses dated January 31, 2012 of the Strategies offering Class 1 and Class 2 shares, as applicable (the “Prospectuses”).

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Real Asset Strategy

The Principal Strategies disclosure in the Summary Information in Real Asset Strategy’s Prospectuses is revised to add after the fifth paragraph the following new paragraph to read as follows:

The Strategy may invest in exchange-traded funds (“ETFs”) in lieu of making direct investments in equity or fixed-income securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Strategy seeks to invest than direct investments.

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All Strategies

Under the heading “Additional Information About the Strategies’ Risks And Investments” in the Prospectuses, the following replaces the paragraph headed Investment in Other Investment Companies:

Investment in Exchange-Traded Funds and Other Investment Companies

A Strategy may invest in shares of ETFs (in certain cases, significantly), subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Strategy invests will not be able to replicate exactly the performance of the indexes they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Strategy invests will incur expenses not incurred by their applicable indexes, expenses that will be indirectly borne by the Strategy. Certain securities comprising the indexes tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indexes. The market value of an ETF’s shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

A Strategy may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy’s expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

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This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0125-0312